SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  January 16, 2009


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events.

By letter dated January 14, 2009, VSE Corporation ("VSE") was informed by the U.S. Army Contracting Command-CECOM Contracting Center that VSE's proposal to continue work under the Army's Rapid Response ("R2") program was not in the competitive range to receive a new contract under the replacement program known as "Rapid Response-Third Generation (R2-3G)."

VSE issued a press release on January 16, 2009, on this matter, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number
------
99.1     News release of VSE Corporation dated January 16, 2009



                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)


Date:  January 22, 2009  		   /s/ M. A. Gauthier
                                           -----------------------------
                                           M. A. Gauthier
                                           CEO/President/COO


                                Exhibit Index

Exhibit 99.1     News release of VSE Corporation dated January 16, 2009